UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 31, 2019

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Allen Road, Suite 201

Basking Ridge, NJ 07920

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01 as if fully set forth herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2019, electroCore, Inc. (the “Company”) entered into a separation and release agreement (the “Agreement”) with Joseph P. Errico, the Company’s Chief Science & Strategy Officer. The Agreement provides that Mr. Errico will receive (i) severance of 12 months’ salary and target bonus, aggregating $581,000, payable in seven equal installments through the end of 2019, and (ii) payment of or reimbursement for any COBRA coverage for a period of 12 months. Mr. Errico will continue to serve as a member of the board of directors of the Company (the “Board”).

The Agreement will become effective, irrevocable and fully enforceable on June 8, 2019 provided Mr. Errico has not exercised his right to revoke the Agreement as provided thereunder. The Agreement further provides that any unvested options and restricted stock units (“RSUs”) held by Mr. Errico will continue to vest and be exercisable in accordance with the applicable grant agreements until Mr. Errico ceases to be a member of the Board. At such time, all vesting will cease and Mr. Errico’s vested options and RSUs will be exercisable and settled in accordance with the applicable grant agreements. Pursuant to the Agreement and until August 31, 2019, Mr. Errico has also agreed to provide, upon request, up to 10 hours per month of reasonable transition services for no additional compensation.

A copy of the Agreement, including the Executive Confidentiality and Assignment Agreement referenced therein, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Separation and Release Agreement, dated May 31, 2019, between the Company and Joseph P. Errico

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

June 4, 2019	/s/ Brian Posner
Brian Posner
Chief Financial Officer